AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VL-R
PLATINUM INVESTOR® I
PLATINUM INVESTOR® II
PLATINUM INVESTOR® III
PLATINUM INVESTOR® IV
PLATINUM INVESTOR® FLEXDIRECTOR
PLATINUM INVESTOR® PLUS
PLATINUM INVESTOR® SURVIVOR
PLATINUM INVESTOR® SURVIVOR II
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
PLATINUM INVESTOR® VARIABLE ANNUITY CONTRACTS

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
PLATINUM INVESTOR®
PLATINUM INVESTOR® PLUS
VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

SUPPLEMENT DATED MARCH 4, 2011
TO POLICY OR CONTRACT PROSPECTUSES, AS SUPPLEMENTED

          American General Life Insurance Company ("AGL") and The United States Life Insurance Company in the City of New York ("USL") (AGL and USL collectively referred to hereinafter as the "Companies") are amending their respective variable universal life insurance Policy ("Policy") and/or Contract ("Contract") prospectuses for the purpose of providing you with information regarding the proposed reorganization of Invesco Van Kampen V.I. High Yield Fund (the "Acquired Fund") by the Invesco V.I. High Yield Fund (the "Acquiring Fund"), a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (hereinafter referred to as the "Invesco Funds") (such combination referred to hereinafter as the "Reorganization").

          Effective May 1, 2006, the Acquired Fund ceased to be available as an investment option for new Policies issued by AGL for Platinum Investor II, Platinum Investor III, Platinum Investor IV, Platinum Investor FlexDirector, Platinum Investor PLUS, and Platinum Investor Survivor II and by USL for Platinum Investor PLUS.

          The Companies received notification that the Board of Trustees of the Invesco Funds approved an Agreement and Plan of Reorganization pursuant to which the Acquired Fund will be combined with and into the Acquiring Fund and the Acquired Fund will liquidate and cease operations.  The Reorganization is subject to certain conditions, including approval by shareholders at a meeting expected to be held in or around April 2011.  The Reorganization, if approved by the shareholders of the Acquired Fund, is expected to be consummated shortly thereafter on or around May 2, 2011 ("Closing Date").

          On the Closing Date, the Acquiring Fund will become available as an investment option under the Policies or Contracts.

          After 3:00 p.m. Central Time ("CT") on the Closing Date, all Policy accumulation or Contract account values in the subaccount supported by the Acquired Fund investment option will be automatically transferred into the Acquiring Fund investment option. Only the underlying Fund will change, not the investment option itself.

          At any time before 3:00 p.m. CT on the business day prior to the Closing Date, you may transfer your Policy accumulation or Contract account value in the Acquired Fund investment option to any of the other variable investment options available under your Policy or Contract. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Centers at the telephone numbers shown below.

          Please note that if we receive any instruction from you for transfers, dollar cost averaging, asset rebalancing or new premium allocations (as applicable) into or out of the Acquired Fund's investment option after 3:00 p.m. CT on the business day prior to the Closing Date, such transaction will be held until after 3:00 p.m. CT on the Closing Date, when we will execute such transaction. Your allocation or transfer will use prices established after the close of the New York Stock Exchange on the business day following the Closing Date.

          For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Acquired Fund's investment option.

          If you have any questions, please contact our Variable Universal Life Insurance Policy Administrative Center at 1-800-340-2765 or our Variable Annuity Contract Administrative Center at 1-800-360-4268.